SCUDDER INVESTMENTS
Semiannual report to policy holders for the six months ended June 30, 2002
Semiannual report
For policy holders of Scudder DestinationsSM Life

The Alger American Fund

Credit Suisse Trust

Dreyfus Investment Portfolios

The Dreyfus Socially Responsible Growth

Fund, Inc.

INVESCO VIF-Utilities Fund

Scudder Variable Series I

Scudder Variable Series II

This report must be preceded or accompanied by the current prospectus.

Scudder DestinationsSM Life is a modified single premium variable universal life insurance policy (under policy form series L-8387 and L-8388), issued by Kemper Investors Life Insurance Company, Schaumburg, Ill. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Schaumburg, IL 60196. Scudder DestinationsSM Life may not be available in all states. The policy contains limitations. Policy forms may vary per state. Certain features may be subject to state variation.

Because additional premium is permitted under the policy or may be required to continue coverage in-force, some states do not consider Scudder DestinationsSM Life to be a single premium variable universal life insurance policy. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank or other financial institution. The policies are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The policy involves investment risk, including the possible loss of principal.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company

Symbols: NO BANK NO FDIC
Investment Managers: The Alger American Fund 30 Montgomery Street Jersey City, NJ 07302 Tel (800) 992-3863	Credit Suisse Asset Management, LLC P.O. Box 9030 Boston, MA 02205-9030 Tel (800) 222-8977	The Dreyfus Family of Funds 149 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Tel (800) 554-4611 INVESCO Funds Group, Inc. 7800 East Union Avenue Denver, CO 80217	Deutsche Investment Management Americas Inc 222 South Riverside Plaza Chicago, IL 60606 Tel (800) 778-1482
SCUDDER INVESTMENTS A Member of Deutsche Asset Management [LOGO]
RECYCLE LOGO Printed on recycled paper. Printed in the U.S.A. SPVL-3 (8/31/02)
LOGO: ZURICH LIFE 1600 McConnor Parkway Schaumburg, IL 60196-6801